11



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                    _________________________________________

                                   FORM 8-K/A




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported):   April 2, 2001






                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)



                                     1-9876
                            ------------------------
                            (Commission File Number)




                        Texas                               74-1464203
          ----------------------------------            ------------------
             (State or other jurisdiction of              (I.R.S. Employer
             incorporation or organization)              Identification No.)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas            77008
---------------------------------------------------          ----------
     (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

This amendment supplements the information provided pursuant to the Form 8-K of Weingarten Realty Investors filed with the Securities and Exchange Commission on April 16, 2001.

On April 2, 2001, Weingarten Realty Investors acquired 19 supermarket-anchored shopping centers, aggregating 2.5 million square feet in California (the "Golden State Portfolio") from Burnham Pacific Properties, Inc. Material factors considered in this acquisition made by WRI include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The purchase price for the properties was $277.5 million. This acquisition was funded under our revolving credit facility, with the exception of $132 million in debt secured by all 19 properties, which was assumed by WRI. Audited financial statements and unaudited pro forma financial information on these properties are submitted in ITEM 7. below.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

     (a)  Financial  statements  of  businesses  acquired:

          1.   Golden  State  Portfolio

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenue and Certain Expenses for the Year Ended December 31, 2000

               (iii)   Notes  to  Statement  of  Revenue  and  Certain  Expenses

     (b) Pro Forma Condensed Financial Statements (unaudited) of Weingarten Realty Investors and the Acquired Properties

          1.   Pro  Forma  Condensed  Balance  Sheet  -  March  31,  2001

          2. Pro Forma Condensed Statement of Consolidated Income for the Year Ended December 31, 2000

          3. Pro Forma Condensed Statement of Consolidated Income for the Three Months Ended March 31, 2001

     (c)  Exhibits:

          Included herewith is Exhibit No. 23.1, the Consent of the Independent Accountants

GOLDEN  STATE  PORTFOLIO



INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of the Golden State Portfolio ("GSP") for the year ended December 31, 2000. This statement of revenue and certain expenses is the responsibility of GSP's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of GSP's revenue and expenses.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Golden State Portfolio for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas


June  6,  2001


                                 GOLDEN STATE PORTFOLIO
                       STATEMENT OF REVENUE AND CERTAIN EXPENSES
                          FOR THE YEAR ENDED DECEMBER 31, 2000


REVENUE:
    Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $29,608,886
    Tenant reimbursements. . . . . . . . . . . . . . . . . . . . . . . . .    7,303,231
                                                                            -----------
              Total Revenue. . . . . . . . . . . . . . . . . . . . . . . .   36,912,117
                                                                            -----------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . . . . . . . . . . . . . .    5,367,811
    Real estate taxes and assessments. . . . . . . . . . . . . . . . . . .    3,283,090
                                                                            -----------
              Total Certain Expenses . . . . . . . . . . . . . . . . . . .    8,650,901
                                                                            -----------

EXCESS OF REVENUE OVER CERTAIN EXPENSES. . . . . . . . . . . . . . . . . .  $28,261,216
                                                                            ===========

See  accompanying  notes  to  statement  of  revenue and certain expenses.

                             GOLDEN STATE PORTFOLIO
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000

1.     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of the Golden State Portfolio ("GSP"). GSP was purchased by Weingarten Realty Investors ("WRI") on April 2, 2001 from Burnham Pacific Properties, Inc. This acquisition includes 19 supermarket-anchored shopping centers, an aggregate of 2.5 million square feet. These properties, which are over 96% leased, are located in the Sacramento/San Francisco Bay area (13 properties) and in the Los Angeles area (six properties). The purchase price for the properties was $277.5 million, including the assumption of approximately $132 million in debt secured by all 19 properties. WRI is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of WRI.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by WRI in the future operations of GSP have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of GSP.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 2000 is: $21,177,336 in 2001, $25,940,093 in 2002, $22,697,745 in 2003,
$20,411,677  in  2004,  $17,510,702  in  2005  and  $76,758,692  thereafter.

                          WEINGARTEN REALTY INVESTORS
                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 2001
                                  (Unaudited)

                                 (in thousands)

This unaudited Pro Forma Balance Sheet is presented as if the acquisition of the acquired properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 2001. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited Pro Forma Balance Sheet is not necessarily indicative of the results that actually would have occurred if the acquisition had been on January 1, 2001, or does it purport to represent the results of future periods.




                                                                                  Adjustment
                                                                                 for  Acquired       Pro
                                                                    Historical    Properties        Forma
                                                                    -----------  -------------  ------------
ASSETS
Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,973,500   $    277,500   $ 2,251,000
Accumulated Depreciation . . . . . . . . . . . . . . . . . . . . .    (396,503)        (1,353)     (397,856)
                                                                   ------------  -------------  ------------
    Property - net . . . . . . . . . . . . . . . . . . . . . . . .   1,576,997        276,147     1,853,144

Notes Receivable from Real Estate Joint Ventures and Partnerships.      33,522                       33,522
Unamortized Debt and Lease Costs . . . . . . . . . . . . . . . . .      38,178                       38,178
Accrued Rent and Accounts Receivable . . . . . . . . . . . . . . .      15,549                       15,549
Cash and Cash Equivalents. . . . . . . . . . . . . . . . . . . . .       9,277          2,176        11,453
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27,498                       27,498
                                                                   ------------  -------------  ------------

            Total. . . . . . . . . . . . . . . . . . . . . . . . . $ 1,701,021   $    278,323   $ 1,979,344
                                                                   ============  =============  ============

             LIABILITIES AND SHAREHOLDERS' EQUITY

Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $   771,613   $    277,500   $ 1,049,113
Accounts Payable and Accrued Expenses. . . . . . . . . . . . . . .      40,496                       40,496
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,409                        3,409
                                                                   ------------  -------------  ------------

      Total. . . . . . . . . . . . . . . . . . . . . . . . . . . .     815,518        277,500     1,093,018
                                                                   ------------  -------------  ------------

Minority Interest. . . . . . . . . . . . . . . . . . . . . . . . .      74,450                       74,450
                                                                   ------------  -------------  ------------


Commitments and Contingencies

Shareholders' Equity:
  Preferred Shares of Beneficial Interest. . . . . . . . . . . . .         264                          264
  Common Shares of Beneficial Interest . . . . . . . . . . . . . .         949                          949
  Capital Surplus. . . . . . . . . . . . . . . . . . . . . . . . .     947,161                      947,161
  Accumulated Dividends in Excess of Net Income. . . . . . . . . .    (134,175)           823      (133,352)
  Accumulated Other Comprehensive Loss . . . . . . . . . . . . . .      (3,146)                      (3,146)
                                                                   ------------  -------------  ------------
      Shareholders' Equity . . . . . . . . . . . . . . . . . . . .     811,053            823       811,876
                                                                   ------------  -------------  ------------

            Total. . . . . . . . . . . . . . . . . . . . . . . . . $ 1,701,021   $    278,323   $ 1,979,344
                                                                   ============  =============  ============

                     See Notes and Significant Assumptions.

                           WEINGARTEN REALTY INVESTORS
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                          YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                    (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income is presented as if the acquisition of the acquired properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 2000. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 2000, nor does it purport to represent the results of operations for future periods.





                                                                   Adjustment
                                                                  for Acquired       Pro
                                                    Historical     Properties       Forma
                                                    ----------   -------------   ----------
Revenue:

    Rentals. . . . . . . . . . . . . . . . . . . .  $  264,552   $    36,912     $ 301,464
    Interest . . . . . . . . . . . . . . . . . . .       5,638                       5,638
    Other. . . . . . . . . . . . . . . . . . . . .       3,184                       3,184
                                                    -----------  ------------    ----------
      Total Revenue. . . . . . . . . . . . . . . .     273,374        36,912       310,286
                                                    -----------  ------------    ----------

Expenses:

    Operating. . . . . . . . . . . . . . . . . . .      40,268         5,368        45,636
    Ad Valorem Taxes . . . . . . . . . . . . . . .      34,170         3,283        37,453
    Depreciation & Amortization. . . . . . . . . .      58,518         5,550        64,068
    Interest . . . . . . . . . . . . . . . . . . .      45,545        21,137        66,682
    General &  Administrative. . . . . . . . . . .       8,213                       8,213
                                                    -----------  ------------    ----------
      Total Expenses . . . . . . . . . . . . . . .     186,714        35,338       222,052
                                                    -----------  ------------    ----------

Income from Operations . . . . . . . . . . . . . .      86,660         1,574        88,234
Minority Interest in Income of Partnerships. . . .      (8,041)                     (8,041)
Gain on Sales of Property. . . . . . . . . . . . .         382                         382
                                                    -----------  ------------    ----------

Net Income . . . . . . . . . . . . . . . . . . . .  $   79,001   $     1,574     $  80,575
                                                    ===========  ============    ==========

Net Income Available to Common Shareholders:
    Basic. . . . . . . . . . . . . . . . . . . . .  $   58,961   $     1,574     $  60,535
                                                    ===========  ============    ==========
    Diluted. . . . . . . . . . . . . . . . . . . .  $   59,092   $     1,574     $  60,666
                                                    ===========  ============    ==========

Net Income per Common Share - Basic. . . . . . . .  $     2.20                   $    2.26
                                                    ===========                  ==========
Net Income per Common Share - Diluted. . . . . . .  $     2.19                   $    2.25
                                                    ===========                  ==========

Weighted Average Number of Shares Outstanding:
    Basic. . . . . . . . . . . . . . . . . . . . .      26,775                      26,775
                                                    ===========                  ==========
    Diluted. . . . . . . . . . . . . . . . . . . .      26,931                      26,931
                                                    ===========                  ==========


                     See Notes and Significant Assumptions.

                          WEINGARTEN REALTY INVESTORS
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                       THREE MONTHS ENDED MARCH 31, 2001
                                  (Unaudited)

                    (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income is presented as if the acquisition of the acquired properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 2001. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 2001, nor does it purport to represent the results of operations for future periods.


                                                                  Adjustment
                                                                 for Acquired       Pro
                                                     Historical   Properties       Forma
                                                     ----------  ------------  ---------
Revenue:

    Rentals. . . . . . . . . . . . . . . . . . . . . $  72,696   $     9,692   $ 82,388
    Interest . . . . . . . . . . . . . . . . . . . .       923             1        924
    Other. . . . . . . . . . . . . . . . . . . . . .       880            26        906
                                                     ----------  ------------  ---------
        Total Revenue. . . . . . . . . . . . . . . .    74,499         9,719     84,218
                                                     ----------  ------------  ---------

Expenses:

    Operating. . . . . . . . . . . . . . . . . . . .    10,663         1,543     12,206
    Ad Valorem Taxes . . . . . . . . . . . . . . . .     9,319           910     10,229
    Depreciation & Amortization. . . . . . . . . . .    16,855         1,353     18,208
    Interest . . . . . . . . . . . . . . . . . . . .    12,421         5,090     17,511
    General & Administrative . . . . . . . . . . . .     2,377                    2,377
                                                     ----------  ------------   --------
        Total Expenses . . . . . . . . . . . . . . .    51,635         8,896     60,531
                                                     ----------  ------------  ---------

Income from Operations . . . . . . . . . . . . . . .    22,864           823     23,687
Minority Interest in Income of Partnerships. . . . .    (1,772)                  (1,772)
Gain on Sales of Property. . . . . . . . . . . . . .     4,310                    4,310
                                                     ----------  ------------  ---------

Net Income . . . . . . . . . . . . . . . . . . . . . $  25,402   $       823   $ 26,225
                                                     ==========  ============  =========

Net Income Available to Common Shareholders:
    Basic. . . . . . . . . . . . . . . . . . . . . . $  20,392    $      823   $ 21,215
                                                     ===========  ===========  =========
    Diluted. . . . . . . . . . . . . . . . . . . . . $  20,427    $      823   $ 21,250
                                                     ===========  ===========  =========

Net Income per Common Share - Basic. . . . . . . . . $     .68                 $    .70
                                                     ===========               =========
Net Income per Common Share - Diluted. . . . . . . . $     .68                 $    .70
                                                     ===========               =========

Weighted Average Number of Shares Outstanding:
    Basic. . . . . . . . . . . . . . . . . . . . . .    30,109                   30,109
                                                     ===========              ==========
    Diluted. . . . . . . . . . . . . . . . . . . . .    30,257                   30,257
                                                     ===========              ==========


                     See Notes and Significant Assumptions.

                          WEINGARTEN REALTY INVESTORS
                       NOTES AND SIGNIFICANT ASSUMPTIONS
                                  (Unaudited)


(A)     ACQUIRED  PROPERTIES

The purchase price for the 19 supermarket-anchored shopping centers (the "Acquired Properties") was $277.5 million and was allocated between land and buildings, with the buildings being depreciated over a period of forty years. This acquisition was funded under our revolving credit facility (average rate of 6.97% and 6.79% at December 31, 2000 and March 31, 2001, respectively), with the exception of $132 million of debt (average rate of 8.33%), which was assumed by WRI. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Acquired Properties.


                           WEINGARTEN REALTY INVESTORS
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
               FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2000
                                   (Unaudited)

                                 (in thousands)

Revenue . . . . . . . . . . . . . . . . . . . . . . . .  $ 36,912

Expenses:
      Operating . . . . . . . . . . . . . . . . . . . .     5,368
      Ad Valorem Taxes. . . . . . . . . . . . . . . . .     3,283
      Depreciation & Amortization . . . . . . . . . . .     5,550
      Interest. . . . . . . . . . . . . . . . . . . . .    21,137
                                                         ---------
          Total Expenses. . . . . . . . . . . . . . . .    35,338
                                                         ---------

Estimated Taxable Operating Gain. . . . . . . . . . . .     1,574

Add back depreciation & amortization. . . . . . . . . .     5,550
                                                         ---------

Estimated Cash to be Made Available from Operations . .  $  7,124
                                                         =========

_________
Note: This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results for the acquired properties on April 2, 2001 by WRI for the year ended December 31, 2000 and does not purport to reflect actual results for any period.







(c)  Exhibits

     Exhibit  Number      Description
     ---------------      -----------
          23.1            Consent  of  Deloitte  &  Touche  LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 WEINGARTEN  REALTY  INVESTORS
                                                 -----------------------------
                                                         (Registrant)



                                                 BY:    /s/  Joe  D.  Shafer
                                                     -------------------------
                                                          Joe D. Shafer
                                                    Vice President/Controller
                                                  (Principal Accounting Officer)




DATE:  June  16,  2001